UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21348

Name of Fund:  Muni Intermediate Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Muni Intermediate Duration Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 11/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Muni Intermediate Duration
Fund, Inc.


Semi-Annual Report
November 30, 2003



Muni Intermediate Duration Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of Muni Intermediate Duration Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.



Muni Intermediate Duration Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Muni Intermediate Duration Fund, Inc.


The Benefits and Risks of Leveraging


Muni Intermediate Duration Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of November 30, 2003, none of the Fund's net assets were invested in inverse floaters.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



A Letter From the President


Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of November, long-term municipal revenue bond yields were slightly lower than they were one year earlier, at 5.09% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended November 30, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director




MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



A Discussion With Your Fund's Portfolio Manager


We are pleased to provide you with this first semi-annual report for Muni Intermediate Duration Fund, Inc. The Fund seeks to provide investors with high current income exempt from Federal income taxes.


Describe the market environment relative to municipal bonds during the period.

At the end of November 2003, long-term tax-exempt bond yields were 88% - 91% of comparable U.S. Treasury issues, slightly exceeding their recent historical average of 85% - 88%. These yield ratios made tax-exempt municipal securities an attractive investment alternative.

Supported by generally stronger economic activity, long-term U.S. Treasury bond yields moved higher in recent months. During the third quarter of 2003, gross domestic product grew at an astounding 8.2%. This represented the nation's fastest economic growth in 20 years, and significantly exceeded the 1.4% rate of growth registered in the first quarter of the year. The strong economy helped boost the performance of the U.S. stock market, which also served to put additional upward pressure on interest rates. As of November 30, 2003, long-term U.S. Treasury bond yields stood at 5.13%, approximately 75 basis points (.75%) higher than six months earlier.

As yields on taxable bonds rose during the period, so did those of tax-exempt municipal bonds. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.09% at the end of November 2003, an increase of more than 25 basis points since the end of May. Aaa-rated bonds (the highest rated) with 30-year maturities saw their yields increase almost 40 basis points during the same period, according to Municipal Market Data. With tax-exempt money market rates at or below 1% and low nominal municipal bond yields, investors increasingly moved further out on the municipal yield curve to generate the desired level of tax-exempt income. This maturity extension helped support the strong demand for and performance of tax-exempt products in recent months.

An improvement in supply/demand dynamics has also contributed to the municipal bond market's outperformance of the U.S. Treasury market. While new bond issuance was very heavy over the 12 months ended November 30, 2003, supply has more recently declined. During the past six months, just over $200 billion in new municipal bonds was issued, a decline of 2.5% compared to the same period a year earlier. More recently, new municipal bond issuance slowed further as tax-exempt bond yields rose, making borrowing more expensive. Approximately $90 billion in long-term tax-exempt bonds was issued in the last three months, a decline of nearly 15% versus the same three months of 2002. New-issue supply is expected to remain manageable and should help support the tax-exempt bond market's favorable balance between supply and demand. This positive technical position should allow municipal bonds to continue to outperform their taxable counterparts in the coming months.


How has the Fund performed since its inception in light of the existing market conditions?

Since the Fund's inception (August 1, 2003) through November 30, 2003, the Common Stock of Muni Intermediate Duration Fund, Inc. had net annualized yields of 5.79% and 6.15%, based on a period-end per share net asset value of $14.88 and a per share market price of $14.00, respectively, and $.288 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.44%, based on a change in per share net asset value from $14.33 to $14.88, and assuming reinvestment of $.216 per share ordinary income dividends.

The average yield for the Fund's Auction Market Preferred Stock from August 1, 2003 to November 30, 2003 was 1.11% for Series M7; .77% for Series T7; .90% for Series W7; .90% for Series TH7; and 94% for Series F7.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Throughout the period, the Fund was positioned to be less responsive to interest rate changes than the average longer-maturity closed-end leveraged municipal bond fund. Although this strategy contributed to a lower total return in a period generally characterized by falling interest rates, we believe it effectively positions the Fund for relative outperformance when interest rates eventually rise. In fact, our forecast is for rising long-term interest rates in the months ahead.


What changes were made to the portfolio during the period?

The Fund commenced operations on August 1, 2003, and we quickly achieved a fully invested portfolio. In making our initial purchases, we focused on bonds less sensitive to interest rate volatility, such as shorter-duration bonds. The goal was to provide an attractive level of tax-exempt income and to protect the Fund's net asset value.

In keeping with our long-term outlook for a slow-growth economy and a rising interest rate environment, purchases were concentrated predominantly in 15-year - 20-year bonds and a combination of lower-investment-grade and non-investment-grade securities. Due to the relative steepness of the municipal yield curve, we felt longer intermediate maturities (15 years - 20 years) represented the greatest value in the high-grade municipal market. For example, purchasing bonds maturing in 2023 captures 95% of the yield on the curve while avoiding the significant duration risk in longer-dated bonds. In order to maintain the Fund's objective of purchasing bonds with durations between three years and ten years, we purchased securities with a combination of higher coupons (premium-priced bonds) and slightly shorter calls to reduce duration risk.

The lower-investment grade and non-investment grade securities represented value, in our view, given the historically wide credit spreads that had existed for some time and the possibility that these spreads would narrow significantly with an improving economy. In fact, this contraction in spreads occurred, causing lower-credit-quality issues to significantly outperform the general municipal market.

Since its inception, the Fund's borrowing costs generally remained in the .85% - 1.15% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount was 33.49% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

We remained fully invested at the close of the period and defensively structured. In our opinion, the economy is on track for continued growth, which we expect should push interest rates higher over time. The portfolio's defensive positioning should cushion the Fund from the negative price impact associated with higher interest rates, and ultimately serve to benefit relative performance.

We believe credit spreads will continue to narrow, although not at the same pace of the last several months. Nevertheless, we expect the Fund's position in lower-quality issues to continue making a positive contribution to performance.


Robert A. DiMella
Vice President and Portfolio Manager


December 11, 2003



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Schedule of Investments                                                                                      (In Thousands)

                S&P       Moody's  Face
State           Ratings   Ratings  Amount    Municipal Bonds                                                         Value
Arizona--0.5%     NR*     NR*      $ 3,000   Navajo County, Arizona, IDA, IDR (Stone Container Corp. Project),
                                             AMT, 7.20% due 6/01/2027                                             $   3,044


California--      AA-     Aa3       22,590   California Infrastructure and Economic Development Bank Revenue
29.7%                                        Bonds (Bay Area Toll Bridges), First Lien, Series A, 5.25% due
                                             7/01/2016                                                               24,783
                  AAA     Aaa       18,500   California Pollution Control Financing Authority, PCR, Refunding
                                             (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (d)       19,709
                                             California State Department of Water Resources, Power Supply
                                             Revenue Bonds, Series A:
                  BBB+    A3         5,000      5.375% due 5/01/2021                                                  5,198
                  BBB+    A3         5,000      5.375% due 5/01/2022                                                  5,166
                  AAA     Aaa       20,000   California State, GO, Refunding, 5% due 2/01/2016 (b)                   21,507
                  BBB-    Baa1      10,000   California State Public Works Board, Lease Revenue Bonds
                                             (Department of Corrections), Series C, 5.50% due 6/01/2020              10,462
                                             California State, Various Purpose, GO:
                  BBB     A3         2,400      5.25% due 11/01/2019                                                  2,502
                  BBB     A3         5,000      5.25% due 11/01/2020                                                  5,176
                  BBB     A3        12,910      5.25% due 11/01/2021                                                 13,282
                  A-      A3         2,500   California Statewide Communities Development Authority, Health
                                             Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                             due 10/01/2023                                                           2,658
                  NR*     NR*        2,400   Elk Grove, California, Poppy Ridge Community Facilities Number 3
                                             Special Tax, Series 1, 6% due 9/01/2028                                  2,400
                                             Golden State Tobacco Securitization Corporation of California,
                                             Tobacco Settlement Revenue Bonds, Series B:
                  BBB-    Baa1       5,000      5.625% due 6/01/2020                                                  5,195
                  BBB-    Baa1       2,000      5.75% due 6/01/2021                                                   2,108
                  BBB-    Baa1       7,575      5.75% due 6/01/2022                                                   7,970
                  BBB-    Baa1       7,000      5.75% due 6/01/2023                                                   7,350
                                             Los Angeles, California, Unified School District, GO:
                  AAA     Aaa       10,000      (Election of 1997), Series F, 5% due 7/01/2017 (c)                   10,749
                  AAA     Aaa        5,000      Series A, 5.375% due 7/01/2017 (d)                                    5,560
                                             Sacramento, California, Special Tax (North Natomas Community
                                             Facilities), Series 4-C:
                  NR*     NR*          585      5.60% due 9/01/2020                                                     591
                  NR*     NR*        1,720      5.75% due 9/01/2022                                                   1,732
                  NR*     NR*          500      5.90% due 9/01/2023                                                     505
                  NR*     NR*        3,000      6% due 9/01/2028                                                      3,023
                                             San Jose, California, Airport Revenue Bonds, Series A (b):
                  AAA     Aaa        2,040      5.25% due 3/01/2016                                                   2,233
                  AAA     Aaa        3,000      5.25% due 3/01/2017                                                   3,266
                  A+      NR*        4,830   Santa Monica, California, Community College District, COP,
                                             Series A, 5.90% due 2/01/2027                                            5,112


Colorado--4.2%                               Denver, Colorado, City and County Airport Revenue Refunding
                                             Bonds (d):
                  AAA     Aaa       11,000      Series A, 5.50% due 11/15/2025                                       11,758
                  AAA     Aaa        2,000      Series E, 5.25% due 11/15/2023                                        2,112
                  BBB-    NR*        2,250   Montrose, Colorado, Memorial Hospital, Revenue Bonds, 6.375%
                                             due 12/01/2023                                                           2,343
                  NR*     NR*        7,500   Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                             Revenue Bonds (Public Improvement Fees), 7.50% due 12/01/2015            7,540


Connecticut--     BBB     A3         8,000   Connecticut State Development Authority, PCR, Refunding (Connecticut
2.4%                                         Light and Power Company), Series A, 5.85% due 9/01/2028                  8,484
                  BBB     NR*        5,000   Eastern Connecticut Resource Recovery Authority, Solid Waste
                                             Revenue Bonds (Wheelabrator Lisbon Project), AMT, Series A, 5.50%
                                             due 1/01/2015                                                            5,006


Florida--2.2%     A       A3         8,860   Highlands County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds (Adventist Health System), Series D, 6% due 11/15/2025     9,317
                  NR*     Baa3       2,290   South Lake County, Florida, Hospital District Revenue Bonds
                                             (South Lake Hospital Inc.), 6.625% due 10/01/2023                        2,366



Portfolio Abbreviations


To simplify the listings of Muni Intermediate Duration Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
S/F    Single-Family



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's  Face
State           Ratings   Ratings  Amount    Municipal Bonds                                                         Value
Florida           NR*     NR*      $ 1,000   Sterling Hill, Florida, Community Development District, Capital
(concluded)                                  Improvement Revenue Bonds, Series B, 5.50% due 11/01/2010            $     998


Georgia--1.5%     BBB     Baa2       5,000   Savannah, Georgia, EDA, PCR, Refunding (International Paper
                                             Company Projects), Series A, 5.10% due 8/01/2014                         5,226
                                             Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway),
                                             First Mortgage, Series A:
                  NR*     NR*        1,245      6.25% due 1/01/2012                                                   1,232
                  NR*     NR*        2,245      6.85% due 1/01/2019                                                   2,267

Idaho--0.2%       NR*     Aa1        1,165   Idaho Housing and Finance Association, S/F Mortgage Revenue Bonds,
                                             AMT, Series F-2, 5.85% due 7/01/2015 (g)                                 1,202


Illinois--10.8%   AAA     Aaa        2,510   Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                             Bonds, Third Lien, AMT, Series B-2, 6% due 1/01/2029 (e)                 2,759
                                             Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                             Refunding Bonds, Third Lien, AMT, Series A-2:
                  A-      A2        18,955      6% due 1/01/2017                                                     21,061
                  AAA     Aaa       12,300      5.75% due 1/01/2019 (c)                                              13,557
                  AAA     Aaa        4,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second
                                             Lien, 5.25% due 1/01/2028 (a)                                            4,162
                                             Hodgkins, Illinois, Environmental Improvement Revenue Bonds, AMT:
                  BBB     Baa1       5,280      (MBM Project), 6% due 11/01/2015                                      5,475
                  BBB     Baa1       6,000      (Metro Biosolids Management LLC Project), 5.90% due 11/01/2017        6,143
                  BBB     NR*        5,540   Illinois Development Finance Authority Revenue Refunding Bonds
                                             (Community Rehab Providers), Series A, 6.05% due 7/01/2019               5,590
                  AAA     Aaa        2,070   Illinois Health Facilities Authority Revenue Bonds (University of
                                             Chicago Hospital System), 5.375% due 8/15/2017 (d)                       2,249


Louisiana--0.6%   BB-     NR*        3,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                             Company Project), 7.50% due 7/01/2013                                    3,560


Maine--1.2%       NR*     Ba2        7,000   Rumford, Maine, Solid Waste Disposal Revenue Refunding Bonds (Boise
                                             Cascade Corporation Project), AMT, 6.875% due 10/01/2026                 7,011


Massachusetts--                              Massachusetts State Development Finance Agency, Resource Recovery
0.5%                                         Revenue Bonds (Ogden Haverhill Associates), AMT, Series B:
                  BBB     NR*        1,210      5.35% due 12/01/2015                                                  1,161
                  BBB     NR*        2,000      5.50% due 12/01/2019                                                  1,920


Michigan--3.4%    BBB     Baa2       4,500   Cornell Township, Michigan, Economic Development Revenue Refunding
                                             Bonds (Mead Westvaco Corporation--Escanaba Project), 5.875% due
                                             5/01/2018                                                                4,646
                                             Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                             (Oakwood Obligated Group):
                  A       A2         9,230      5.50% due 11/01/2014                                                  9,833
                  A       A2         4,795      Series A, 6% due 4/01/2022                                            5,083


Minnesota--1.3%                              Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment
                                             Authority, Health Care System Revenue Bonds (Group Health Plan Inc.
                                             Project):
                  BBB+    Baa1       1,000      6% due 12/01/2019                                                     1,041
                  BBB+    Baa1       2,545      6% due 12/01/2021                                                     2,620
                  AAA     Aaa        3,700   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                             Commission, Airport Revenue Bonds, AMT, Series B, 5.25% due
                                             1/01/2019 (b)                                                            3,842


Mississippi--1.4%                            Mississippi Business Finance Corporation, Mississippi, PCR,
                                             Refunding (System Energy Resources Inc. Project):
                  BBB-    Ba1        5,000      5.875% due 4/01/2022                                                  5,004
                  BBB-    Ba1        2,910      5.90% due 5/01/2022                                                   2,915


Missouri--9.7%                               Missouri State Regional Convention & Sports Complex Authority,
                                             Revenue Bond (Convention & Sports Facility Project), Series A-1 (a):
                  AAA     Aaa        6,640      5.375% due 8/15/2015                                                  7,477
                  AAA     Aaa        7,405      5.25% due 8/15/2016                                                   8,206
                  AAA     Aaa        7,770      5.25% due 8/15/2017                                                   8,571
                                             Saint Louis County, Missouri, Regional Convention & Sports Complex
                                             Authority, Revenue Refunding Bonds (Regional Convention & Sports
                                             Complex Facility Project), Series B-1 (a):
                  AAA     Aaa        2,485      5.375% due 8/15/2015                                                  2,798
                  AAA     Aaa        3,700      5.25% due 8/15/2016                                                   4,100
                  AAA     Aaa        3,895      5.25% due 8/15/2017                                                   4,297



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's  Face
State           Ratings   Ratings  Amount    Municipal Bonds                                                         Value
Missouri                                     St Louis, Missouri, Airport Revenue Bonds (Airport Developmental
(concluded)                                  Program), Series A (d):
                  AAA     Aaa      $ 5,220      5.625% due 7/01/2016                                              $   5,817
                  AAA     Aaa        3,500      5.625% due 7/01/2017                                                  3,946
                  AAA     Aaa        8,500      5.625% due 7/01/2018                                                  9,563


Montana--0.3%     AA+     Aa1        1,550   Montana State Board of Housing, AMT, S/F Program Revenue Bonds,
                                             Series B-2, 6.35% due 12/01/2021 (g)                                     1,623


Nevada--3.3%      NR*     NR*        2,250   Clark County, Nevada, Improvement District No. 142 Special Assessment,
                                             6.375% due 8/01/2023                                                     2,258
                  AAA     Aaa       14,780   Clark County, Nevada, Passenger Facility Charge, Revenue Refunding
                                             Bonds (Las Vegas McCarran International), 5.375% due 7/01/2014 (d)      16,303


New Jersey--8.6%  AAA     Aaa        9,840   Garden State Preservation Trust, New Jersey, Revenue Bonds,
                                             Series A, 5.25% due 11/01/2016 (c)                                      10,967
                                             New Jersey EDA, Revenue Bonds (School Facilities Construction):
                  AAA     Aaa       10,000      Series A, 5.25% due 6/15/2015 (a)                                    11,006
                  AAA     Aaa       10,000      Series F, 5.25% due 6/15/2015 (b)                                    11,186
                  B       Caa2       5,540   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                             Airlines Inc. Project), AMT, 6.625% due 9/15/2012                        5,221
                  BBB     Baa2      10,535   Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed
                                             Revenue Bonds, 5.75% due 6/01/2016                                      10,065


New Mexico--2.6%                             Farmington, New Mexico, PCR, Refunding:
                  BBB-    Baa3       1,875      (Public Service Company of New Mexico--San Juan), Series B,
                                                6.30% due 12/01/2016                                                  1,956
                  BBB-    Baa3       3,000      (Public Service Company of New Mexico--San Juan), Series D,
                                                6.375% due 4/01/2022                                                  3,150
                  B+      Ba3        9,000      (Tucson Electric Power Co.--San Juan Project), Series A, 6.95%
                                                due 10/01/2020                                                        9,447


New York--27.5%   A       A2        10,500   Metropolitan Transportation Authority, New York, Revenue Refunding
                                             Bonds, Series A, 5.75% due 11/15/2032                                   11,393
                  NR*     NR*        3,165   New York City, New York, City IDA, Civic Facility Revenue Bonds
                                             (Special Needs Facilities Pooled Program), Series C-1, 5.50% due
                                             7/01/2007                                                                3,160
                  CCC+    NR*        3,000   New York City, New York, City IDA, Special Facility Revenue Bonds
                                             (Continental Airlines Inc. Project), AMT, 8.375% due 11/01/2016          2,933
                                             New York City, New York, GO, Refunding:
                  A       A2         5,000      Series B, 5.75% due 8/01/2015                                         5,566
                  AAA     A2         5,050      Series F, 5.25% due 8/01/2015 (d)                                     5,528
                  A       A2        14,000   New York City, New York, GO, Series C, 5.50% due 8/01/2013              15,517
                  AA+     Aa2        2,800   New York City, New York, Transitional Finance Authority Revenue
                                             Bonds, Future Tax Secured, Series C, 5.50% due 5/01/2025                 3,049
                  A       A3         5,580   New York State Dormitory Authority, Lease Revenue Refunding Bonds
                                             (Court Facilities), Series A, 5.25% due 5/15/2012                        6,150
                                             New York State Dormitory Authority Revenue Bonds (North Shore L.I.
                                             Jewish Group):
                  NR*     A3           840      5% due 5/01/2011                                                        893
                  NR*     A3         1,000      5% due 5/01/2012                                                      1,063
                                             New York State Dormitory Authority, Revenue Refunding Bonds:
                  AAA     Aaa       11,450      (City University System), Consolidated Second Generation,
                                                Series A, 6.125% due 7/01/2012 (a)                                   13,422
                  AAA     Aaa        7,775      (City University System), Consolidated Second Generation,
                                                Series A, 6.125% due 7/01/2013 (a)                                    9,124
                  NR*     A3         2,350      (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2016           2,547
                  BB      Ba1        7,000      (Mount Sinai Health), Series A, 6.625% due 7/01/2018                  7,182
                  BB      Ba1        5,000      (Mount Sinai Health), Series A, 6.625% due 7/01/2019                  5,130
                  AAA     Aaa       15,000      (North Shore University Hospital), 5.20% due 11/01/2017 (d)          16,363
                  AA-     A3         4,755   New York State Thruway Authority, Service Contract Revenue
                                             Refunding Bonds (Local Highway & Bridge), 5.50% due 4/01/2017            5,267
                                             New York State Urban Development Corporation, Correctional & Youth
                                             Facilities Services Revenue Refunding Bonds, Series A:
                  AA-     A3         4,500      5% due 1/01/2017                                                      4,915
                  AA-     A3        11,650      5.50% due 1/01/2017                                                  13,086
                                             Tobacco Settlement Financing Corporation of New York, Revenue
                                             Bonds, Series A-1:
                  AA-     NR*       10,000      5.50% due 6/01/2014                                                  10,735
                  AA-     NR*        8,385      5.25% due 6/01/2016                                                   8,814
                  AA-     NR*        3,340      5.50% due 6/01/2016                                                   3,567



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's  Face
State           Ratings   Ratings  Amount    Municipal Bonds                                                         Value
North Carolina--  NR*     NR*      $ 6,000   North Carolina Medical Care Commission, Health Care Facilities,
2.2%                                         First Mortgage Revenue Refunding Bonds (Presbyterian Homes Project),
                                             7% due 10/01/2031                                                    $   6,401
                                             North Carolina Medical Care Commission, Hospital Revenue Bonds
                                             (Maria Parham Medical Center) (h):
                  AA      NR*        2,505      5.50% due 10/01/2013                                                  2,822
                  AA      NR*        2,940      5.50% due 10/01/2016                                                  3,218


Oklahoma--1.4%    B-      Caa2       8,000   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding Bonds
                                             (AMR Corporation), AMT, Series A, 5.80% due 6/01/2035                    7,650


Pennsylvania--                               Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
3.3%                                         Bonds, Series B (d):
                  AAA     Aaa        3,370      5.25% due 12/01/2016                                                  3,747
                  AAA     Aaa        3,860      5.25% due 12/01/2017                                                  4,272
                  NR*     NR*        3,800   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                             Health Care Facility Revenue Refunding Bonds (Paul's Run), Series A,
                                             5.875% due 5/15/2028                                                     3,609
                                             Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Refunding Bonds (Guthrie Healthcare System), Series A:
                  A-      NR*        1,750      6.25% due 12/01/2015                                                  1,923
                  A-      NR*        3,000      6.25% due 12/01/2016                                                  3,278
                  A-      NR*        1,490      6.25% due 12/01/2018                                                  1,620


South Carolina--  AAA     Aaa        8,745   South Carolina State Public Service Authority, Revenue Refunding
2.1%                                         Bonds, Series A, 5.50% due 1/01/2010 (c)                                 9,985
                  BBB     Baa2       2,000   Tobacco Settlement Revenue Management Authority of South Carolina,
                                             Tobacco Settlement Revenue Bonds, Series B, 6.375% due 5/15/2028         1,863


Tennessee--2.7%   BB+     Ba1        5,000   McMinn County, Tennessee, IDB, PCR (Calhoun Newsprint Co. Project),
                                             AMT, 7.625% due 3/01/2016                                                5,000
                  A-      Baa1       3,500   Shelby County, Tennessee, Health, Educational and Housing Facility
                                             Board, Hospital Revenue Bonds (Methodist Healthcare), 6.25% due
                                             9/01/2018                                                                3,817
                                             Shelby County, Tennessee, Health, Educational and Housing Facility
                                             Board, Hospital Revenue Refunding Bonds (Methodist Healthcare):
                  A-      Baa1       2,000      6% due 9/01/2016                                                      2,176
                  A-      Baa1       4,000      6% due 9/01/2017                                                      4,316


Texas--11.1%      BBB     Baa2       5,000   Angelina & Neches River Authority, Texas, Solid Waste Disposal
                                             Revenue Refunding Bonds (International Paper Corp.), AMT, Series A,
                                             5.375% due 5/01/2015                                                     5,201
                                             Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), First Tier, Series A:
                  BBB-    Baa3       4,445      6.375% due 1/01/2016                                                  4,728
                  BBB-    Baa3      10,260      6.70% due 1/01/2032                                                  10,860
                  BBB-    NR*        1,500   Bexar County, Texas, Health Facilities Development Corporation,
                                             Revenue Refunding Bonds (Army Retirement Residence Project), 6.30%
                                             due 7/01/2032                                                            1,563
                                             Brazos River Authority, Texas, PCR, Refunding:
                  BBB     Baa2       4,250      (TXU Electric Company Project), AMT, Series C, 5.75% due
                                                5/01/2036                                                             4,458
                  BBB     Baa2       4,885      (Texas Utility Company), AMT, Series A, 7.70% due 4/01/2033           5,483
                  NR*     Ba3        2,440   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo
                                             Petroleum Corporation Project), AMT, 7.50% due 5/01/2025                 2,497
                  A-      A3         7,420   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                             Semiconductor), AMT, 6.95% due 4/01/2030                                 8,171
                  BBB-    Ba1        2,600   Matagorda County, Texas, Navigation District Number 1 Revenue
                                             Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029        2,831
                  BB      Ba3        2,300   Port Corpus Christi, Texas, Individual Development Corporation,
                                             Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                             Project), AMT, 8.25% due 11/01/2031                                      2,403
                                             Sabine River Authority, Texas, PCR, Refunding (TXU Electric Company
                                             Project/TXU Energy Company LLC), Series B:
                  BBB     Baa2       5,000      AMT, 5.75% due 5/01/2030                                              5,244
                  BBB     Baa2       4,120      6.15% due 8/01/2022                                                   4,302
                                             Tomball, Texas, Hospital Authority, Revenue Refunding Bonds (Tomball
                                             Regional Hospital):
                  NR*     Baa2       3,140      6.125% due 7/01/2023                                                  3,148
                  NR*     Baa2       2,000      6% due 7/01/2029                                                      2,019


Utah--2.0%        AAA     Aaa       10,000   Utah State, GO, Series A, 5.25% due 7/01/2015                           11,130


Virginia--5.7%    BBB     Baa2      10,000   Giles County, Virginia, IDA, Revenue Bonds (Hoechst Celanese
                                             Corporation), AMT, 6.45% due 5/01/2026                                  10,332
                                             James City County, Virginia, IDA, Residential Care Facility
                                             Revenue Refunding Bonds, Series A:
                  NR*     NR*        3,285      5.75% due 3/01/2017                                                   3,346
                  NR*     NR*        1,000      6% due 3/01/2023                                                      1,007



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)

                S&P       Moody's  Face
State           Ratings   Ratings  Amount    Municipal Bonds                                                         Value
Virginia          NR*     Ba3      $ 2,050   Loudoun County, Virginia, IDA, IDR, Refunding (Dulles Airport
(concluded)                                  Marriott Hotel), 7.125% due 9/01/2015                                $   2,028
                                             Pittsylvania County, Virginia, IDA Revenue Refunding Bonds,
                                             Exempt Facility, AMT:
                  NR*     NR*        6,250      Series A, 7.55% due 1/01/2019                                         6,153
                  NR*     NR*        3,000      Series B, 7.65% due 1/01/2010                                         2,975
                  BB      Baa3       8,410   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                             Senior-Series A, 5.50% due 8/15/2028                                     6,469


Wisconsin--1.5%   BBB     Baa2       8,500   Badger Asset Securitization Corporation, Asset-Backed Revenue Bonds,
                                             5.75% due 6/01/2012                                                      8,460


Wyoming--0.7%     BB+     Ba3        3,895   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                             (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024               3,902


Puerto Rico--     A-      A3        14,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
2.7%                                         Series NN, 5.50% due 7/01/2018                                          15,343


Virgin Islands--  BBB-    Baa3       2,500   Virgin Islands Government Refinery Facilities Revenue Refunding
0.5%                                         Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                  2,602


                                             Total Municipal Bonds (Cost--$814,336)--147.8%                         836,477


                                   Shares
                                   Held      Short-Term Investments
                                     7,100   Merrill Lynch Institutional Tax-Exempt Fund (f)                          7,100

                                             Total Short-Term Investments (Cost--$7,100)--1.3%                        7,100


                  Total Investments  (Cost--$821,436)--149.1%                                                       843,577
                  Unrealized Depreciation on Forward Interest Rate Swaps**--(0.1%)                                    (609)
                  Other Assets Less Liabilities--1.4%                                                                 7,980
                  Preferred Stock, at Redemption Value--(50.4%)                                                   (285,021)
                                                                                                                  ---------
                  Net Assets Applicable to Common Stock--100.0%                                                   $ 565,927
                                                                                                                  =========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FSA Insured.

(d)MBIA Insured.

(e)XL Capital Insured.

(f)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 (in Thousands)

                                         Net           Dividend
Affiliate                              Activity         Income

Merrill Lynch Institutional
Tax-Exempt Fund                         7,100            $91


(g)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(h)Radian Insured.

*Not Rated.

**Forward interest rate swaps entered into as of November 30, 2003 were as follows:

                                                 (in Thousands)

                                       Notional     Unrealized
                                        Amount     Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 3.737%

Broker, J.P. Morgan Chase Bank
Expires January 2014                     $68,000       $  (118)

Receive a variable rate equal to
3-Month USD LIBOR and pay a
fixed rate equal to 4.765%

Broker, Union Bank of Switzerland
Expires January 2014                     $60,000          (113)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 3.837%

Broker, J.P. Morgan Chase Bank
Expires February 2014                    $42,000          (378)
                                                       --------
Total                                                  $  (609)
                                                       ========


See Notes to Financial Statements.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Statement of Net Assets

As of November 30, 2003
Assets

               Investments, at value (identified cost--$821,435,727)                                        $   843,577,347
               Cash                                                                                                  16,434
               Receivables:
                  Securities sold                                                         $    20,674,218
                  Interest                                                                     12,843,441
                  Dividends from affiliates                                                           179        33,517,838
                                                                                          ---------------   ---------------
               Total assets                                                                                     877,111,619
                                                                                                            ---------------

Liabilities

               Due to brokers on forward interest rate swaps                                                        608,864
               Payables:
                  Securities purchased                                                         24,245,255
                  Dividends to Common Stock shareholders                                          732,921
                  Investment adviser                                                              258,177
                  Other affiliates                                                                  7,160        25,243,513
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               311,349
                                                                                                            ---------------
               Total liabilities                                                                                 26,163,726
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (2,000 Series M7 Shares, 2,700 Series T7 Shares, 2,000 Series W7
               Shares, 2,700 Series TH7 Shares, 2,000 Series F7 Shares of AMPS*
               issued and outstanding at $25,000 per share liquidation preference)                              285,020,950
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   565,926,943
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (38,034,934 shares issued
               and outstanding)                                                                             $     3,803,493
               Paid-in capital in excess of par                                                                 537,238,320
               Undistributed investment income--net                                       $     1,423,352
               Accumulated realized capital gains on investments--net                           1,929,022
               Unrealized appreciation on investments--net                                     21,532,756
                                                                                          ---------------
               Total accumulated earnings--net                                                                   24,885,130
                                                                                                            ---------------
               Total--Equivalent to $14.88 net asset value per share of Common Stock
               (market price--$14.00)                                                                       $   565,926,943
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Statement of Operations

For the Period August 1, 2003++ to November 30, 2003
Investment Income

               Interest                                                                                     $    11,228,711
               Dividends from affiliates                                                                             91,071
                                                                                                            ---------------
               Total income                                                                                      11,319,782
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,417,132
               Commission fees                                                                    182,625
               Accounting services                                                                 70,232
               Transfer agent fees                                                                 22,916
               Custodian fees                                                                      13,535
               Professional fees                                                                    9,554
               Directors' fees and expenses                                                         8,792
               Pricing fees                                                                         6,846
               Printing and shareholder reports                                                     6,002
               Other                                                                                7,053
                                                                                          ---------------
               Total expenses before waiver                                                     1,744,687
               Waiver of expenses                                                               (606,851)
                                                                                          ---------------
               Total expenses after waiver                                                                        1,137,836
                                                                                                            ---------------
               Investment income--net                                                                            10,181,946
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

               Realized gain on investments--net                                                                  1,929,022
               Unrealized appreciation on investments--net                                                       21,532,756
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                            23,461,778
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                             (735,861)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    32,907,863
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Statements of Changes in Net Assets
                                                                                                             For the Period
                                                                                                            August 1, 2003++
                                                                                                            to November 30,
Increase (Decrease) in Net Assets:                                                                                2003
Operations

               Investment income--net                                                                       $    10,181,946
               Realized gain on investments--net                                                                  1,929,022
               Unrealized appreciation on investments--net                                                       21,532,756
               Dividends to Preferred Stock shareholders                                                          (735,861)
                                                                                                            ---------------
               Net increase in net assets resulting from operations                                              32,907,863
                                                                                                            ---------------

Dividends to Common Stock Shareholders

               Investment income--net                                                                           (8,022,733)
                                                                                                            ---------------
               Net decrease in net assets resulting from dividends to Common Stock shareholders                 (8,022,733)
                                                                                                            ---------------

Stock Transactions

               Net proceeds from issuance of Common Stock                                                       543,991,875
               Offering costs resulting from the issuance of Common Stock                                         (660,597)
               Offering and underwriting costs resulting from the issuance of Preferred Stock                   (3,162,057)
               Value of shares issued to Common Stock shareholders in reinvestment of dividends                     772,589
                                                                                                            ---------------
               Net increase in net assets derived from stock transactions                                       540,941,810
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Total increase in net assets applicable to Common Stock                                          565,826,940
               Beginning of period                                                                                  100,003
                                                                                                            ---------------
               End of period*                                                                               $   565,926,943
                                                                                                            ===============
                  *Undistributed investment income--net                                                     $     1,423,352
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Financial Highlights

The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      August 1, 2003++
                                                                                                            to November 30,
Increase (Decrease) in Net Asset Value:                                                                           2003
Per Share Operating Performance

               Net asset value, beginning of period                                                         $         14.33
                                                                                                            ---------------
               Investment income--net                                                                                   .27
               Realized and unrealized gain on investments--net                                                         .62
                                                                                                            ---------------
               Dividends to Preferred Stock shareholders from investment income--net                                  (.02)
                                                                                                            ---------------
               Total from investment operations                                                                         .87
                                                                                                            ---------------
               Less dividends to Common Stock shareholders from investment income--net                                (.22)
                                                                                                            ---------------
               Capital charge resulting from issuance of Common Stock                                                 (.02)
                                                                                                            ---------------
               Capital charge and underwriting costs resulting from issuance of Preferred Stock                       (.08)
                                                                                                            ---------------
               Net asset value, end of period                                                               $         14.88
                                                                                                            ===============
               Market price per share, end of period                                                        $         14.00
                                                                                                            ===============

Total Investment Return**

               Based on market price per share                                                                   (5.26%)+++
                                                                                                            ===============
               Based on net asset value per share                                                                  5.44%+++
                                                                                                            ===============

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of waiver***                                                                       .73%*
                                                                                                            ===============
               Total expenses***                                                                                     1.12%*
                                                                                                            ===============
               Investment income--net***                                                                             6.54%*
                                                                                                            ===============
               Amount of dividends to Preferred Stock shareholders                                                    .47%*
                                                                                                            ===============
               Investment income--net, to Common Stock shareholders                                                  6.07%*
                                                                                                            ===============

Ratios Based on Average Net Assets of Common & Preferred Stock***++++

               Total expenses, net of waiver                                                                          .45%*
                                                                                                            ===============
               Total expenses                                                                                         .70%*
                                                                                                            ===============
               Total investment income--net                                                                          4.06%*
                                                                                                            ===============

Ratios Based on Average Net Assets of Preferred Stock++++

               Dividends to Preferred Stock shareholders                                                              .91%*
                                                                                                            ===============

Supplemental Data

               Net assets applicable to Common Stock, end of period (in thousands)                          $       565,927
                                                                                                            ===============
               Preferred Stock outstanding, end of period (in thousands)                                    $       285,000
                                                                                                            ===============
               Portfolio turnover                                                                                    34.03%
                                                                                                            ===============



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Financial Highlights (concluded)
                                                                                                             For the Period
                                                                                                            August 1, 2003++
The following per share data and ratios have been derived                                                   to November 30,
from information provided in the financial statements.                                                            2003
Leverage

               Asset coverage per $1,000                                                                    $         2,986
                                                                                                            ===============

Dividends Per Share on Preferred Stock Outstanding++++

               Series M7--Investment income--net                                                            $            78
                                                                                                            ===============
               Series T7--Investment income--net                                                            $            55
                                                                                                            ===============
               Series W7--Investment income--net                                                            $            64
                                                                                                            ===============
               Series TH7--Investment income--net                                                           $            64
                                                                                                            ===============
               Series F7--Investment income--net                                                            $            66
                                                                                                            ===============

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Commencement of operations.

++++The Fund's Preferred Stock was issued on August 20, 2003.

+++Aggregate total investment return.

See Notes to Financial Statements.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Muni Intermediate Duration Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Prior to commencement of operations on August 1, 2003, the Fund had no operations other than those relating to organizational matters and the sale of 6,981 shares of Common Stock on July 17, 2003 to Fund Asset Management, L.P. ("FAM") for $100,003. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. FAM has contractually agreed to waive a portion of its fee during the first seven years of the Fund's operations ending July 31, 2010, as follows:


                                        Fee Waiver
                                     (As a Percentage
                                     of Average Daily
                                       Net Assets)

Years 1 through 5                          .15%
Year 6                                     .10%
Year 7                                     .05%
Year 8 and thereafter                      .00%


FAM has not agreed to waive any portion of its fee beyond July 31, 2010.

For the period August 1, 2003 to November 30, 2003, FAM earned fees of $1,417,132, of which $606,851 was waived.

During the period August 1, 2003 to November 30, 2003, Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $2,850,000 in connection with the issuance of the Fund's Preferred Stock.

For the period August 1, 2003 to November 30, 2003, the Fund reimbursed FAM $5,684 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period August 1, 2003 to November 30, 2003 were
$1,043,794,386 and $232,137,419, respectively.

Net realized gains (losses) for the period August 1, 2003 to November 30, 2003 and net unrealized gain (losses) as of November
30, 2003 were as follows:


                                        Realized         Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments              $   3,890,682      $  22,141,620
Short-term investments                    44,140                 --
Forward interst rate swaps           (2,005,800)          (608,864)
                                   -------------      -------------
Total                              $   1,929,022      $  21,532,756
                                   =============      =============



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (concluded)


As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $22,185,217, of which $22,541,794 related to appreciated securities and $356,577 related to depreciated securities. The aggregate cost of investments at November 30, 2003 for Federal income tax purposes was $821,392,130.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period August 1, 2003 to November 30, 2003 increased by 37,975,000 from shares sold and 52,953 from reinvestment of dividends.

Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2003 were as follows: Series M7, 1.12%; Series T7, 1.10%; Series TH7, 1.12%; Series W7, 1.12%;
and Series F7, 1.10%.

Shares issued and outstanding during the period August 1, 2003 to November 30, 2003 increased by 11,400 from issuance of Preferred
Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period ended
November 30, 2003, MLPF&S earned $175,269 as commissions.


5. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.072000 per share on December 30, 2003 to shareholders of record on December 17, 2003.



Quality Profile


The quality ratings of securities in the Fund as of November 30, 2003 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    33.3%
AA/Aa                                       9.8
A/A                                        20.9
BBB/Baa                                    21.6
BB/Ba                                       4.6
B/B                                         2.4
CCC/Caa                                     0.4
NR (Not Rated)                              7.0



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Officers and Directors


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
David H. Walsh, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary



Custodian
State Street Bank & Trust
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MUI



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Muni Intermediate Duration Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Muni Intermediate Duration Fund, Inc.


Date: January 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Muni Intermediate Duration Fund, Inc.


Date: January 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Muni Intermediate Duration Fund, Inc.


Date: January 21, 2004




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.